SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): APRIL 17, 2006
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


           8910 N. Dale Mabry Hwy., Ste. 37, Tampa, Florida     33614
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 932-6822
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES
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     On April 17, 2006, the Registrant issued 200,000 shares of Rule 144 common stock, class A, $0.004 par value. The Registrant valued these restricted shares at $0.80 per share, or $160,000 in aggregate.

     The issuance of these unregistered Rule 144 restricted shares of common stock was in conjunction with J. Scott Sitra and Michael Hume accepting and assuming positions as Directors on Premier's Board of Directors until the next Annual Meeting of Shareholders. Each received 100,000 shares of restricted common stock for their services as Directors. Neither shall receive cash compensation for these services.

     After these issuances the Registrant now has 3,600,955 shares of common stock, class A, $0.004 par value issued and outstanding.


ITEM 8.01     OTHER EVENTS
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     The Annual Meeting of Shareholders was held on April 17, 2006.  Of the
6,400,955 eligible votes, 6,156,573 were cast in person and by proxy. The shareholders approved the following items.

     1. For the election of the following persons as Directors:
           * J. Scott Sitra, number of votes cast for: 6,156,073; votes cast against: none; votes abstained: 500.

           * Michael Hume, number of votes cast for: 6,156,073; votes cast against: none; votes abstained: 500.

     2. To ratify Baumann, Raymando & Co., PA as the Company's independent auditor for the fiscal year ending December 31, 2006, number of votes cast for: 6,156,073; votes cast against: none; votes abstained: 500.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions ad estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIER DEVELOPMENT & INVESTMENT, INC.
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                                    (Registrant)



Date: April 18, 2006                /s/ J. Scott Sitra
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                                    J. Scott Sitra
                                    President, Chief Executive Officer and
                                    Chairman